                                                                    Exhibit 99.1
                                                                    ------------

                           STOCK EXCHANGE AGREEMENT

          This STOCK EXCHANGE AGREEMENT ("Agreement") is made and entered into as of this 28th day of September, 1998, by and among (i) MATTHEWS STUDIO EQUIPMENT, INC., a California corporation ("Controlled Corporation"); (ii) PHILLIPS ASSOCIATES, LLC, a Delaware limited liability company (the "Recipient"); (iii) EDWARD PHILLIPS III, an individual ("Phillips"); and (iv) MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation ("Distributing Corporation").

                                   RECITALS
                                   --------
          WHEREAS, the Controlled Corporation is a wholly-owned subsidiary of the Distributing Corporation;

          WHEREAS, the Controlled Corporation is engaged in the business of manufacturing, distributing and selling of certain equipment used by the entertainment production industry (which includes feature film, television, commercial and theatrical production industries) known as "grip equipment," which is described with greater particularity in the Controlled Corporation's 1998 Product Catalog Volume 28 and the Controlled Corporation's Visual Merchandising Catalog V1000;

          WHEREAS, certain other subsidiaries of the Distributing Corporation are engaged in the business of renting such grip equipment to the entertainment production industry;

          WHEREAS, many of the Controlled Corporation's customers are engaged in the business of renting grip equipment to the entertainment production industry (i.e., the same business engaged in by other subsidiaries of the Distributing Corporation);

          WHEREAS, during the last several years certain significant customers of the Controlled Corporation have been acquired by the Distributing Corporation. In addition, during the last several years other customers of the Controlled Corporation have reduced their purchases of the Controlled Corporation's grip equipment due to the fact that such customers engage in the same business as other subsidiaries of the Distributing Corporation and therefore compete with them;

          WHEREAS, Phillips has served as the President and Chief Executive Officer of the Controlled Corporation for the last several years, and the Recipient owns and holds beneficially 1,916,450 shares of the common stock of the Distributing Corporation;

          WHEREAS, based on the foregoing business considerations, the Distributing Corporation and the Controlled Corporation deem it advisable for their mutual benefit that the Distributing Corporation distribute all of the issued and outstanding capital stock of the Controlled Corporation to the Recipient, in a tax-free transaction, by way of a stock for stock exchange where the Recipient shall exchange all of its shares of common stock of the Distributing Corporation in consideration of all of the issued and outstanding shares of capital stock of the Controlled Corporation, pursuant to the terms set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          When used in this Agreement, each of the terms set forth below has the meaning indicated.

          1.1  "Affiliate" shall mean with respect to any person, any other
                ---------
person controlling, controlled by or under common control with such person or an immediate family member of such person (including such person's spouse, children and grandchildren).

          1.2  "Assumed Debt" shall have the meaning ascribed thereto at Section
                ------------
8.2 hereof.

          1.3  "Auditors" shall have the meaning ascribed thereto in Section
                --------
9.2 hereof.

          1.4  "Benefit Plan" shall have the meaning ascribed thereto at
                ------------
Section 3.11(a) hereof.

          1.5  "Closing" shall have the meaning ascribed thereto at Section
                -------
8.1 hereof.

          1.6  "COBRA" shall mean the Consolidated Omnibus Budget
                -----
Reconciliation Act of 1985.

          1.7  "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended.

          1.8   "Consent of Spouse" shall have the meaning ascribed thereto at
                 -----------------
Section 8.2 hereof.

          1.9   "Controlled Corporation's Benefit Plan Information" shall have
                 -------------------------------------------------
the meaning ascribed thereto at Section 5.2 hereof.

          1.10  "Controlled Corporation's Tax Information" shall have the
                 ----------------------------------------
meaning ascribed thereto at Section 5.3 hereof.

          1.11  "Credit Facility" shall mean the term and revolving credit
                 ---------------
facility available to the Distributing Corporation and its subsidiaries under the Amended and Restated Credit Agreement dated as of April 1, 1998, among (a) the Distributing Corporation and certain of its subsidiaries, as borrowers, (b) the guarantors named therein, (c) The Chase Manhattan Bank, as Agent, and (d) The Chase Manhattan Bank, PNC Bank, National Association, Wells Fargo Bank, N.A. and CIBC, Inc., as lenders.

          1.12   "Distribution" shall mean the distribution of the MSE Stock by
                  ------------
the Distributing Corporation to the Recipient as contemplated by this Agreement.

          1.13   "Employment Agreement" shall have the meaning ascribed thereto
                  --------------------
at Section 4.9 hereof.

          1.14   "Employment Agreement Amendment" shall have the meaning
                  ------------------------------
ascribed thereto at Section 8.2 hereof.

          1.15   "ERISA" shall have the meaning ascribed thereto at Section
                  -----
3.11(a) hereof.

          1.16   "ESS/Olesen Businesses" shall have the meaning ascribed thereto
                  ---------------------
at Section 3.1 hereof.

          1.17  "Indemnification Agreement" shall have the meaning ascribed
                 -------------------------
thereto at Section 8.2 hereof.

          1.18   "Interim Cash Amount" shall have meaning ascribed thereto at
                  -------------------
Section 9.2 hereof.

          1.19   "IP Assets" shall mean the following trademarks and trade
                  ---------
names, any and all licenses and registrations thereof, and the goodwill associated with such trademarks and trade names: (a) ESS International (Application Number: 75/296,448; Application Date: 5/22/97); (b) M & Design (Registration Number: 1,262,259; Registration Date: 12/27/83); (c) Cam-Remote (Registration Number: 1,274,191; Registration Date: 4/17/84); (d) Sports-Cam (Registration Number: 1,380,232; Registration Date: 1/28/86); (e) Remote-Cam (Registration Number: 1,380,231; Registration Date: 1/28/86); (f) Mini-Mote (Registration Number: 1,383,109; Registration Date: 2/18/86); (g) Medi-Cam (Registration Number: 1,380,233; Registration Date: 1/28/860); and (h) C.A.T. (Registration Number: 1,916,213; Registration Date: 9/5/95).

          1.20   "IRS" shall mean the Internal Revenue Service.
                  ---

          1.21   "Knowledge" shall mean the knowledge which the representing
                  ---------
party ACTUALLY HAS of the matters referred to as of the date referred to, or (a) in the case of the Distributing Corporation, the knowledge which the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, or Controller of the Distributing Corporation ACTUALLY HAS of the matters referred to as of the date referred to, (b) in the case of the Recipient, the knowledge which the member or any manager of the

Recipient ACTUALLY HAS of the matters referred to as of the date referred to, or
(c) in the case of the Controlled Corporation, the knowledge which the President, Chief Executive Officer or Vice President of the Controlled Corporation ACTUALLY HAS of the matters referred to as of the date referred to.

          1.22   "License Agreement" shall have the meaning ascribed thereto at
                  -----------------
Section 8.2 hereof.

          1.23   "Material Adverse Effect" shall mean an effect which would,
                  -----------------------
individually or in the aggregate, (a) be materially adverse to the business, operations, properties, financial condition, assets (including the value or usefulness thereof), liabilities, sales or operations of or in connection with, the Controlled Corporation, or (b) represent or result in an obligation of the Controlled Corporation in the amount of Fifty Thousand Dollars ($50,000) or more.

          1.24   "MSE Stock" shall have the meaning ascribed thereto at Section
                  ---------
2.1 hereof.

          1.25   "Net Asset Value" shall have the meaning ascribed thereto in
                  ---------------
Section 9.2 hereof.

          1.26   "Non-Grip Assets" shall mean the IP Assets and the ESS/Olesen
                  ---------------
Businesses.

          1.27   "Options" shall have the meaning ascribed thereto at Section
                  -------
4.5 hereof.

          1.28   "Phillips Stock" shall have the meaning ascribed thereto at
                  --------------
Section 2.1 hereof.

          1.29  "Short Period"  shall have the meaning ascribed thereto at
                 ------------
Section 3.9(b) hereof.

                                  ARTICLE II
                                  ----------

                             TAX FREE DISTRIBUTION
                             ---------------------

          2.1    Distribution Transaction.  Subject to the terms and conditions
                 ------------------------
of this Agreement, the Distributing Corporation shall, on the date hereof, distribute all of the 500 issued and outstanding shares of common stock in the Controlled Corporation (the "MSE Stock") to the Recipient, in exchange for 1,916,450 shares of the common stock of the Distributing Corporation which, subject to the Recipient's satisfaction of the conditions of Section 8.2, constitute all of the shares of capital stock of the Distributing Corporation held by the Recipient on the date hereof (the "Phillips Stock").

          2.2    Tax Free Transaction.  The parties intend to have the
                 --------------------
distribution of the MSE Stock to the Recipient (and the receipt of the Phillips Stock by the Distributing Corporation in exchange therefor) qualify as a tax-free transaction under Section 355 of the Code. The parties will treat the transaction in that manner on all tax returns and other filings made with any taxing authority.

                                  ARTICLE III
                                  -----------

                        THE DISTRIBUTING CORPORATION'S
                        ------------------------------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Distributing Corporation hereby represents and warrants to Phillips and the Recipient the matters set forth in this Article III.

          3.1    Organization and Qualification.  Each of the Distributing
                 ------------------------------
Corporation and the Controlled Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Distributing Corporation and the Controlled Corporation has all requisite authority to own or lease its properties and carry on its business as now being conducted. With respect to the lines of business conducted by the Controlled Corporation's divisions called "ESS" and "Olesen" (the "ESS/Olesen Businesses"), the Controlled Corporation was qualified or licensed as a foreign corporation in each jurisdiction in the United States where the failure to so qualify would have a Material Adverse Effect. With respect to the Controlled Corporation's business of manufacturing, selling and distributing of grip equipment, to the Knowledge of the Distributing Corporation, the Controlled Corporation is qualified or licensed as a foreign corporation in each jurisdiction in the United States where the failure to so qualify would have a Material Adverse Effect.

          3.2    Capitalization.  The authorized capital stock of the Controlled
                 --------------
Corporation consists entirely of 2,500 shares of voting common stock, $10.00 par value, of which only 500 shares (constituting the MSE Stock) are issued and outstanding. There are no outstanding options, warrants, scrips, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Controlled Corporation, nor are there any contracts, commitments, understandings or arrangements by which the Controlled Corporation is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.

          3.3    Status of Securities.  All of the MSE Stock has been legally
                 --------------------
and validly issued and is fully paid and non-assessable.  Except as set forth in
Schedule 3.3, all of the MSE Stock is owned legally and beneficially by the
------------
Distributing Corporation, with no liability attaching to the ownership thereof, free and clear of all mortgages, claims, liens, security interests, charges and encumbrances, or restrictions on transfer or voting, and there are no proxies outstanding with respect to any such shares. Upon delivery of the certificates representing the MSE Stock to the Recipient at the Closing, the Recipient shall acquire valid title to all such stock free and clear of all mortgages, claims, liabilities, liens, security interests, charges and encumbrances or restrictions on transfer or voting.

          3.4    Matthews' Authority Relative to this Agreement.  The
                 ----------------------------------------------
Distributing Corporation has all requisite power and authority, corporate and other, to execute and deliver this Agreement and the other agreements contemplated hereby to which the Distributing Corporation is a party, and to consummate the transactions contemplated hereby and thereby, and no other actions or proceedings on the part of the Distributing Corporation (including, but not limited to, actions by shareholders of the Distributing Corporation) are necessary to authorize the execution and delivery of this Agreement or the other agreements contemplated hereby to which the Distributing Corporation is a party. This Agreement and the other agreements contemplated hereby to which the Distributing Corporation is a party constitute valid and binding obligations of the Distributing Corporation, enforceable against the Distributing Corporation in accordance with their respective terms. The Controlled Corporation has all requisite power and authority, corporate and other, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and no other actions or proceedings on the part of the Controlled Corporation are necessary to authorize the execution and delivery of this Agreement. This Agreement constitutes a valid and binding obligation of the Controlled Corporation, enforceable against the Controlled Corporation in accordance with its terms.

          3.5    Corporate Records and Authorizations.  All of the charter
                 ------------------------------------
documents (including amendments thereto) and all minutes of the proceedings of the board of directors and of the shareholders of the Controlled Corporation are in the possession of the Distributing Corporation, and are complete and correct and have been made available to the Recipient for inspection and copying, pursuant to the terms of Section 3.13 hereof.

          3.6    No Violation.  Except as set forth in Schedule 3.6, the
                 ------------                          ------------
Distributing Corporation is not subject to or obligated under any provision of
(a) the Distributing Corporation's charter documents, (b) any contract or other agreement, (c) any license, franchise, order or permit, or (d) any law, regulation, order, judgment or decree, which would be breached or violated or in respect of which a right of termination or acceleration or any encumbrance on any of its assets would be created by its execution and performance of this Agreement or any other agreements contemplated hereby to which the Distributing Corporation is a party. The Controlled Corporation is not subject to or obligated under any provision of its charter documents which would be breached or violated by its execution and performance of this Agreement.

          3.7    Absence of Changes.  Except as set forth in Schedule 3.7
                 ------------------                          ------------
attached hereto, between September 30, 1997 (the close of the Controlled Corporation's last preceding fiscal year) and the Closing, there have been (a) to Distributing Corporation's Knowledge, no distribution of assets of the Controlled Corporation to its shareholders that is outside of the ordinary course of business of the Controlled Corporation, other than (i) the distribution of the IP Assets to the Distributing Corporation, and (ii) the spin-off of the assets and liabilities relating to the ESS/Olesen Businesses to the Distributing Corporation, (b) no change in the capital structure of the Controlled Corporation, (c) no increase or decrease in the number of authorized shares of capital stock of the Controlled Corporation, (d) no change to the charter documents of the Controlled Corporation, and (e) no direct or indirect redemption, purchase or other acquisition of any shares of the Controlled Corporation's capital stock.

          3.8    Spin-Off and Distribution.  Prior to the Closing, the
                 -------------------------
Controlled Corporation distributed the IP Assets to the Distributing Corporation, and the Controlled Corporation spun-off the assets and liabilities of the ESS/Olesen Businesses into Matthews Studio Sales, Inc. and distributed the stock in such corporation to the Distributing Corporation. Such transactions were effected in accordance with the Controlled Corporation's charter documents and applicable law and regulation, and in accordance with any and all judgments, decrees, orders, contracts and commitments to which the "ESS" line of business, the "Olesen" line of business, or the Non-Grip Assets are bound. All consents from governmental and non-governmental parties required in connection with such distribution and spin-off of the Non-Grip Assets have been obtained prior to the Closing, and remain in full force and effect as of the Closing, except as set forth in Schedule 3.8 hereof.
                                ------------

          3.9    Taxes and Returns.
                 -----------------
          (a) All taxes and governmental assessments of whatever nature, including federal income taxes, state and local taxes, personal property taxes due to counties and cities, and taxes due to state and/or local agencies based on the Controlled Corporation's Tax Information, assessed to or payable by the Controlled Corporation which have become due and payable, have either been paid in full or adequate provision therefor (in the form of cash reserves) has been made.

          (b) The Distributing Corporation has filed all tax returns, reports and declarations in respect of periods preceding the Closing on a consolidated basis, and the Controlled Corporation's tax obligations were included therein. The Distributing Corporation has duly prepared and filed all returns, reports and declarations regarding taxes required to be filed, including, without limitation, returns with respect to federal, state and local income, profits, real and personal property, capital stock, employment, sales, use and franchise taxes. Each of the aforesaid tax returns and reports filed is correct in all material respects, based on the Controlled Corporation's Tax Information. Based on the Controlled Corporation's Tax Information, except as set forth in Schedule
                                                                        --------
3.9, the Controlled Corporation has accrued on its books and records the amount
---
of taxes payable but not yet due in respect of tax periods ending on or prior to the date hereof and any Short Period (as defined below). "Short Period" means with respect to any tax period of the Controlled Corporation which begins before the Closing Date and ends thereafter, the portion thereof beginning with the first day of such year and ending on the Closing Date.

          (c) There are no tax liens upon any property or assets of the Controlled Corporation, except (i) liens for current taxes not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside, and (ii) liens which do not have a Material Adverse Effect.

          (d)  Except as disclosed in Schedule 3.9, the federal income tax
                                      ------------
returns of the Distributing Corporation (which includes the Controlled Corporation) have not been examined by the IRS and no deficiencies have been asserted by the IRS. The sales and use tax returns of the Distributing Corporation (which includes the Controlled Corporation) have not been examined by the applicable state authorities and no deficiencies have been asserted by the applicable state authorities with respect to the sales and use tax returns.

          (e)  Except as disclosed in Schedule 3.9, there are no outstanding
                                      ------------
agreements or waivers extending the statutory period of limitation applicable to any tax return of the Distributing Corporation for any period.

          (f) Anything in this Section 3.9 to the contrary notwithstanding, the Distributing Corporation represents and warrants that based on the Controlled Corporation's Tax Information and all other information received by the Distributing Corporation regarding receipts and revenues of the Controlled Corporation or receipts and revenues from any other source, the Distributing Corporation has paid in full or made adequate provision for all taxes and governmental assessments of whatever nature, including federal income taxes, state and local taxes, personal property taxes due to counties and cities and taxes due to state and/or local agencies and all tax returns and reports filed in respect thereof are correct in all material respects.

          3.10   Litigation.  Except as set forth on Schedule 3.10 hereof, there
                 ----------                          -------------
is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Distributing Corporation, threatened against or involving the Distributing Corporation which (a) restrains or prohibits the consummation of this Agreement, (b) questions the validity or legality of the transactions contemplated hereby or (c) seeks to impose any liability on the Distributing Corporation or the Controlled Corporation as a result of the transaction contemplated hereby.

          3.11   Employee Benefit Plans.
                 ----------------------
               (a) Based on the Controlled Corporation's Benefit Plan Information, Schedule 3.11 attached hereto contains a true and complete list of
             -------------
all funded or unfunded, written or oral, (i) employee pension plans, (ii) employee profit sharing plans, (iii) employee savings plans, (iv) employee stock option plans, and (v) employee hospitalization, medical, life insurance, dental and disability plan (each a "Benefit Plan"), which is now or within twelve (12) months prior to the date of this Agreement was maintained, contributed to, or required to be contributed to by the Controlled Corporation for the benefit of its employees, former employees, directors, agents or consultants, or for which the

Controlled Corporation may be responsible or with respect to which it may have any liability, whether or not subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and whether legally binding or not. All funding obligations with respect to each Benefit Plan listed on Schedule 3.11 have been
                                                        -------------
met, except as set forth on Schedule 3.11.
                            -------------
               (b)  Each of the Benefit Plans listed in Schedule 3.11 hereto is
                                                        -------------
and has at all times been in compliance in all respects with all applicable provisions of ERISA, the Code and other laws to the extent necessary to avoid any Material Adverse Effect.

               (c) Each "group health plan" (within the meaning of Section 4980B of the Code) maintained by the Controlled Corporation or any of its Affiliates has been administered in compliance with the coverage continuation requirements contained in COBRA and as provided under Section 4980B of the Code and any regulations promulgated or proposed under the Code.

               (d) Based on the Controlled Corporation's Benefit Plan Information, the Controlled Corporation does not maintain, sponsor or contribute to any plan or program providing retiree medical or life insurance benefits.

          3.12   Subsidiary.  The Controlled Corporation does not have any
                 ----------
subsidiaries nor owns any interest in any partnership or joint venture, except for Matthews Studio Sales, Inc., the subsidiary created in connection with the spin-off of the ESS/Olesen Businesses (which subsidiary as of the date hereof has become a direct subsidiary of the Distributing Corporation, by reason of the Controlled Corporation having distributed all of the issued and outstanding shares of capital stock of such subsidiary to the Distributing Corporation).

          3.13   Access to Information.  Prior to the Closing, the Distributing
                 ---------------------
Corporation has afforded the employees and agents of the Recipient complete access, at all reasonable times pursuant to prior notice to the Distributing Corporation, to each of the Controlled Corporation's officers, employees, independent accountants, agents, properties, plants, facilities, books and records, and have furnished the Recipient all financial, operating and other data and information which were pertinent to the requests made by such employees or agents. No such examination, however, shall constitute a waiver or relinquishment on the part of the Recipient of the Recipient's right to rely upon the covenants, representations and warranties made by the Distributing Corporation in this Agreement.

          3.14   Matthews Diligence.  The Distributing Corporation has made its
                 ------------------
own review of the characteristics of the transaction contemplated hereby and has made its own conclusion as to whether the transaction qualifies as a tax-free distribution under Section 355 of the Code, and such conclusion was not based on any statement, representation or covenant of Phillips or the Recipient.

          3.15   Claims.  As of the date hereof, the Distributing Corporation
                 ------
has no claims or causes of action against Phillips or the Recipient. To the Knowledge of the Distributing Corporation,
the Controlled Corporation is not in breach or violation of (a) any contract or other agreement, (b) any license, franchise, order or permit, or (c) any law, regulation, order, judgment or decree, to which the Controlled Corporation or its assets are subject or by which the Controlled Corporation is bound, except as set forth in Schedule 3.15 hereof. To the Knowledge of the Distributing
                -------------
Corporation, neither of the lines of business conducted under the names "ESS" and "Olesen" nor the Non-Grip Assets are in breach or violation of (i) any contract or other agreement, (ii) any license, franchise, order or permit, or
(iii) any law, regulation, order, judgment or decree, to which either of such lines of business or the Non-Grip Assets are subject or by which either of such lines of business is bound, except as set forth in Schedule 3.15 hereof.
                                                   -------------

                                  ARTICLE IV
                                  ----------

         THE RECIPIENT'S AND PHILLIPS' REPRESENTATIONS AND WARRANTIES
         ------------------------------------------------------------

          The Recipient and Phillips jointly and severally represent and warrant to the Distributing Corporation the matters set forth in this Article IV.

          4.1    Organization and Qualifications.  The Recipient is a single
                 -------------------------------
member Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The sole member of the Recipient is The Edward and Norma Phillips Family Trust dated June 5, 1991. The Recipient is qualified to do business in California. The Recipient has all the requisite power and authority to execute and deliver, and to perform and carry out all of its obligations under this Agreement.

          4.2    Corporate Authority.  The execution, delivery and performance
                 -------------------
of this Agreement by the Recipient has been duly authorized and approved by all necessary actions on the part of the Recipient as required by law and its operating agreement. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with or fulfillment of the terms and conditions of this Agreement, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Recipient's operating agreement. No authorization, approval or consent of, or notice to or filing with any federal or state governmental department, commission, bureau or agency or other public body or authority or any other person or entity is or will be required for the execution, delivery or performance of this Agreement, and the other agreements contemplated hereby to which the Recipient and/or Phillips are parties, by the Recipient and/or Phillips or for the consummation by the Recipient and/or Phillips of the transactions contemplated hereby or thereby.

          4.3    Execution and Delivery.  This Agreement and the other
                 ----------------------
agreements contemplated hereby to which the Recipient and Phillips, or either of them, are parties have been duly executed and delivered by them, and constitute valid and binding obligations of the Recipient and/or Phillips, as applicable, enforceable against them in accordance with their respective terms.

          4.4  Phillips Stock.  The Phillips Stock is owned legally and
               --------------
beneficially by the Recipient, with no liability attaching to the ownership thereof, free and clear of all mortgages, claims, liens, security interests, charges and encumbrances, or restrictions on transfer or voting (except as set forth in Schedule 4.4 hereto), and there are no proxies outstanding with respect
         ------------
to any such shares. Upon delivery of the certificates representing the Phillips Stock to the Distributing Corporation at the Closing, the Distributing Corporation shall acquire valid title to all such stock free and clear of all mortgages, claims, liabilities, liens, security interests, charges and encumbrances or restrictions on transfer or voting.

          4.5    Phillips Options.  The options to be surrendered by Phillips at
                 ----------------
the Closing (the "Options") are options to purchase 274,000 shares of the common stock of the Distributing Corporation, and other than the Options and the Phillips Stock, neither Phillips nor the Recipient hold any capital stock, or options or other rights to acquire any capital stock, of the Distributing Corporation. The Options are owned legally and beneficially by Phillips, with no liability attaching to the ownership thereof, free and clear of all mortgages, claims, liens, security interests, charges and encumbrances, or restrictions on transfer or voting (except pursuant to the stock option plans of the Distributing Corporation pursuant to which some of the Options were granted).

          4.6    Recipient Consents.  No characteristic of the Recipient
                 ------------------
requires any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or other person in connection with the execution and delivery of this Agreement and the other agreements contemplated hereby to which the Recipient is a party and the consummation of the transactions contemplated hereby. In making this representation, the Recipient is relying, in part, on the representations and warranties of the Distributing Corporation set forth in Section 3.4.

          4.7    Restricted Securities.  The Recipient is acquiring the MSE
                 ---------------------
Stock in its own name and for its own account, and no other person has any interest in or right to the MSE Stock, and the Recipient has not agreed to give any person any such interest or right in the future. The Recipient is acquiring the MSE Stock for investment and not with a view toward or for sale in connection with any distribution of the MSE Stock. The Recipient recognizes that the MSE Stock has neither been registered under the Securities Act of 1933, as amended, nor qualified under the California Corporate Securities Law of 1968, as amended, that any disposition of the MSE Stock is subject to restrictions imposed by federal and state law, and that the certificate(s) representing the MSE Stock will bear a restrictive legend. The Recipient believes, by reason of its business or financial experience, or by reason of the business or financial experience of professional advisors unaffiliated with and not compensated, directly or indirectly, by the Distributing Corporation or the Controlled Corporation, that the Recipient is capable of evaluating the merits and risks of this investment and of protecting its own interests in connection with this investment.

          4.8    Recipient's Diligence.  The Recipient and Phillips have made
                 ---------------------
their own review of the characteristics of the transaction contemplated hereby and have made their own conclusion as to whether the transaction qualifies as a tax-free distribution under Section 355 of the Code, and such conclusion was not based on any statement, representation or covenant of the Distributing Corporation or the Controlled Corporation.

          4.9    Claims Against Matthews and MSE.  As of the date hereof,
                 -------------------------------
neither the Recipient nor Phillips have any claims or causes of action against the Distributing Corporation or the Controlled Corporation, except such claims or causes of action that may arise out of the failure of the Distributing Corporation to perform its obligations under this Agreement or the other agreements contemplated hereby to which the Distributing Corporation is a party, and except for claims for salary and related employee benefits which are due but not yet payable to Phillips from the Controlled Corporation under the Employment Agreement dated as of July 1, 1995, among the Distributing Corporation, the Controlled Corporation and Phillips (the "Employment Agreement").

          4.10   Consents and Defaults.  To the Knowledge of the Recipient and
                 ---------------------
Phillips, the Controlled Corporation is not in breach or violation of (a) any contract or other agreement, (b) any license, franchise, order or permit, or (c) any law, regulation, order, judgment or decree, to which the Controlled Corporation or its assets are subject or by which the Controlled Corporation is bound, except as set forth in
Schedule 4.10 hereof.  Without limiting the generality of the foregoing, to the
-------------
Knowledge of the Recipient and Phillips, except as set forth in Schedule 4.10
                                                                -------------
hereto, the Controlled Corporation is not subject to or obligated under any provision of (i) any contract or other agreement, (ii) any license, franchise, order or permit, or (iii) any law, regulation, order, judgment or decree, which would be breached or violated or in respect of which a right of termination or acceleration or any encumbrance on any of its assets would be created by the consummation of the transaction contemplated hereby.

                                   ARTICLE V
                                   ---------

                           CONTROLLED CORPORATION'S
                           ------------------------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Controlled Corporation represents and warrants to the Distributing Corporation the matters set forth in this Article V, provided that the Controlled Corporation is not making any representations or warranties under this Article V as to the Non-Grip Assets.

          5.1    MSE Litigation.  Except as set forth on Schedule 5.1 hereof,
                 --------------                          ------------
there is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Controlled Corporation, threatened against or involving the Controlled Corporation which (a) restrains or prohibits the consummation of this Agreement, (b) questions the validity or legality of the transactions contemplated hereby or (c) seeks to impose any liability on the Controlled Corporation or the Distributing Corporation as a result of the transaction contemplated hereby.

          5.2    MSE Benefit Plans.  Other than the Benefit Plans listed on
                 -----------------
Schedule 3.11, the Controlled Corporation has not taken any action which would
-------------
cause it to become obligated to maintain or to contribute to, and the Controlled Corporation has not maintained, sponsored or contributed to, any Benefit Plan (whether for the benefit of its employees, former employees, directors, agents or consultants, or for which the Controlled Corporation may be responsible or with respect to which it may have any liability, whether or not subject to ERISA), or any plan or program providing retiree medical or life insurance benefits. The statements made in this Section 5.2 shall be referred to in this Agreement as the "Controlled Corporation's Benefit Plan Information".

          5.3    MSE Taxes.  With respect to tax periods ending on or prior to
                 ---------
the date hereof and with respect to any Short Period, the Controlled Corporation has provided to the Distributing Corporation all information and records necessary or appropriate for the Distributing Corporation to determine (a) the amount of any and all taxes and governmental assessments of whatever nature (including federal income taxes, state and local taxes, personal property taxes due to counties and cities, and taxes due to state and/or local agencies based on the Controlled Corporation's receipts or revenues), assessed to or payable by the Controlled

Corporation, and (b) the tax returns, reports and declarations required to be filed in respect of the Controlled Corporation (including, without limitation, returns with respect to federal, state and local income, profits, real and personal property, capital stock, employment, sales, use and franchise taxes). The information and records provided by the Controlled Corporation to the Distributing Corporation are accurate and complete. Such information and records shall be referred to in this Agreement as the "Controlled Corporation's Tax Information".

                                  ARTICLE VI
                                  ----------

            CONDITIONS TO OBLIGATIONS OF THE RECIPIENT AND PHILLIPS
            -------------------------------------------------------

          Each and every obligation of the Recipient and Phillips under this Agreement to be performed at the Closing shall be subject to the satisfaction, at or before the Closing, of the following conditions:

          6.1    Representations and Warranties True.  The representations and
                 -----------------------------------
warranties contained in Article III hereof shall be true and accurate on and as of the date hereof.

          6.2    Performance of Covenants.  The Distributing Corporation shall
                 ------------------------
have performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.

          6.3    No Proceeding or Litigation.  There shall be no investigation,
                 ---------------------------
notice, suit, order, action, inquiry, arbitration or proceeding pending or threatened which restrains or prohibits the consummation of this Agreement or the transactions contemplated hereby or which questions the validity or legality of the transactions contemplated hereby, or seeks to impose any liability on the Recipient or Phillips as a result of the transactions contemplated hereby.

          6.4    Approvals and Consents.  All approvals, or the absence of
                 ----------------------
disapprovals within applicable time periods, of public authorities, federal, state or local (or exemptions from the requirements therefor), and all approvals of any private persons, the granting or absence of which is necessary for the consummation of the transactions contemplated by this Agreement (including, but not limited to, those parties under contracts listed in Schedule 3.6, Schedule
                                                        ------------  --------
3.15, Schedule 4.4 and Schedule 4.10), shall have been obtained (or in the case
----  ------------     -------------
of such disapprovals, shall be absent), unless waived by the Recipient and Phillips. Further, the Distributing Corporation shall have cooperated with the Recipient and Phillips and shall have taken such actions and executed such documents as may be reasonably necessary to obtain such approvals.

          6.5    Certificates, Documents, Appraisals, and other Agreements.  The
                 ---------------------------------------------------------
Distributing Corporation shall have furnished the Recipient with such certificates, documents, appraisals, and other agreements to evidence compliance with the conditions set forth in this Article VI which must be satisfied by the Distributing Corporation, and such other documents as may be reasonably requested by the Recipient and Phillips.

          6.6  Satisfaction of Conditions in Collateral Agreements.  Prior to
               ---------------------------------------------------
the Closing, all conditions to the execution, delivery and closing of the License Agreement, the Employment Agreement Amendment (as defined herein), the Indemnification Agreement and the Consent of Spouse shall have been completed to the satisfaction of the Recipient and Phillips.

                                  ARTICLE VII
                                  -----------

                         CONDITIONS TO OBLIGATIONS OF
                         ----------------------------

                         THE DISTRIBUTING CORPORATION
                         ----------------------------

          Each and every obligation of the Distributing Corporation under this Agreement to be performed at the Closing shall be subject to the satisfaction, at or before the Closing, of the following conditions:

          7.1    Representations and Warranties True.  The representations and
                 -----------------------------------
warranties contained in Article IV and Article V hereof shall be true and accurate on and as of the date hereof.

          7.2    Performance of Covenants.  The Recipient and Phillips shall
                 ------------------------
have performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to or at the Closing.

          7.3    No Proceeding or Litigation.  There shall be no investigation,
                 ---------------------------
notice, suit, order, action, inquiry, arbitration or proceeding pending or threatened which restrains or prohibits the consummation of this Agreement or the transactions contemplated hereby or which questions the validity or legality of the transactions contemplated hereby, or seeks to impose any liability on the Distributing Corporation or the Controlled Corporation as a result of the transactions contemplated hereby.

          7.4    Approvals and Consents.  All approvals, or the absence of
                 ----------------------
disapprovals within applicable time periods, of public authorities, federal, state or local (or exemptions from the requirements therefor), and all approvals of any private persons (including, but not limited to, the persons under contracts listed on Schedule 3.6, Schedule 3.15, Schedule 4.4 and Schedule 4.10
                    ------------  -------------  ------------     -------------
hereof, the Board of Directors of the Distributing Corporation and The Nasdaq Stock Market), the granting or absence of which is necessary or desirable, in the reasonable opinion of the Distributing Corporation, for the consummation of the transactions contemplated by this Agreement, shall have been obtained (or in the case of such disapprovals, shall be absent), unless waived by the Distributing Corporation. Further, the Recipient and Phillips shall have cooperated with the Distributing Corporation and shall have taken such actions and executed such documents as may be reasonably necessary to obtain such approvals.

          7.5    Fairness Opinion.  The Distributing Corporation shall have
                 ----------------
received a "Fairness Opinion" from Sutro & Co. in respect of the transaction contemplated by this Agreement, in form and substance satisfactory to the Distributing Corporation's board of directors.

          7.6  Tax-Free Opinion.  The Distributing Corporation shall have
               ----------------
received an opinion from Ernst & Young LLP that the Distribution as contemplated by this Agreement should qualify as a "Split-Off" or "Distribution" under
Section 355 of the Code that is tax-free to the Distributing Corporation.

          7.7  Certificates, Documents, Appraisals, and other Agreements.  The
               ---------------------------------------------------------
Recipient and Phillips shall have furnished the Distributing Corporation with such certificates, documents, appraisals, and other agreements to evidence compliance with the conditions set forth in this Article VII which must be satisfied by one or both of the Recipient and Phillips, and such other documents as may be reasonably requested by the Distributing Corporation.

          7.8  Satisfaction of Conditions in Collateral Agreements.  Prior to
               ---------------------------------------------------
the Closing, all conditions to the execution, delivery and closing of the License Agreement, the Employment Agreement Amendment, the Indemnification Agreement and the Consent of Spouse shall have been completed to the satisfaction of the Distributing Corporation.

                                 ARTICLE VIII
                                 ------------

                             CLOSING; CLOSING DATE
                             ---------------------

          8.1  Time and Place.  A closing of the transaction contemplated
               --------------
hereby (the "Closing") will be held on the date hereof at 9:00 a.m. at the offices of Whitman Breed Abbott & Morgan LLP, 633 West Fifth Street, Suite 2100, Los Angeles, California 90071

(or at such other place as shall be agreed upon by the parties hereto).

          8.2    Transactions at Closing.  At the Closing:
                 -----------------------
               (a) The Recipient shall duly deliver to the Distributing Corporation stock certificates endorsed by it in blank representing the Phillips Stock.

               (b) The Distributing Corporation shall duly deliver to the Recipient stock certificates endorsed by it in blank representing the MSE Stock.

               (c) In order to equalize the value of the MSE Stock with the Phillips Stock, the Controlled Corporation shall assume $5,000,000 of debt from the Credit Facility, which debt is associated with the assets held and the business conducted by the Controlled Corporation on the date hereof (the "Assumed Debt"). At or before the Closing, the Distributing Corporation shall receive evidence satisfactory to it that The Chase Manhattan Bank, as Agent, together with the lenders under the Credit Facility shall have consented to such assumption and shall have released the Distributing Corporation and all other subsidiaries of the Distributing Corporation from liability for the Assumed Debt.

               (d) The Distributing Corporation, the Controlled Corporation and Phillips shall execute and deliver to each other the Amendment No. 2 to Employment Agreement in the form attached hereto as Exhibit A (the "Employment Agreement Amendment"), to provide for a mutual release between the Distributing Corporation and Phillips in respect of the Employment Agreement.

               (e) Phillips shall tender his resignation from all director and officer positions held by him with the Distributing Corporation or any of its subsidiaries (other than the Controlled Corporation).

               (f) The Distributing Corporation, the Controlled Corporation, the Recipient and Phillips shall execute and deliver to each other the Indemnification Agreement in the form attached hereto as Exhibit B (the "Indemnification Agreement"), to provide for their indemnification obligations to each other in connection with the transaction contemplated by this Agreement.

               (g) The Distributing Corporation and the Controlled Corporation shall execute and deliver to each other the Trademark License Agreement in the form attached hereto as Exhibit C (the "License Agreement") to provide for the right and license to the Controlled Corporation to use the "Matthews" trademark and trade name.

               (h) The Distributing Corporation shall execute and deliver to the Controlled Corporation an assignment of all of the Distributing Corporation's rights in the name and trademark "MSE".

               (i) Norma Phillips shall execute and deliver to the Distributing Corporation the Consent of Spouse in the form attached hereto as Exhibit D (the "Consent of Spouse") to confirm her consent to the disposition by Phillips of the Options.

               (j) Phillips shall execute such surrender and release documentation as is reasonably satisfactory to the

Distributing Corporation to evidence Phillips' surrender of the Options.

               (k) The Distributing Corporation shall deliver to Phillips $75,000 in immediately available funds in consideration of Phillips' surrender of the Options.

               (l) Counsel for the Distributing Corporation shall duly deliver to the Recipient and Phillips an opinion of such counsel in form and substance reasonably satisfactory to the Recipient and Phillips regarding the transactions contemplated hereunder.

               (m) Counsel for the Recipient and Phillips shall duly deliver to the Distributing Corporation an opinion of such counsel in form and substance reasonably satisfactory to the Distributing Corporation as to the transactions contemplated hereunder.

               (n) The parties hereto shall execute and deliver such additional documentation and shall take such additional actions as may reasonably be required to consummate and effectuate the transactions contemplated hereby.

               (o) The Distributing Corporation shall deliver to the Recipient and Phillips evidence of the approval by the board of directors of the Distributing Corporation of the transactions contemplated hereby.

                                  ARTICLE IX
                                  ----------

                             POST CLOSING MATTERS
                             --------------------

          9.1    Similar Discounts.  After the Closing, in the event the
                 -----------------
Distributing Corporation or any of its subsidiaries desire to purchase grip equipment from the Controlled Corporation, then so long as the Distributing Corporation shall not be in breach of its obligations under this Agreement, the License Agreement and the Indemnification Agreement, the Controlled Corporation shall, and the Recipient shall cause the Controlled Corporation to, afford to the Distributing Corporation or its subsidiaries, as applicable, the same discounts as are then available to customers of the Controlled Corporation who purchase similar quantities of grip equipment from the Controlled Corporation.

          9.2    Closing Balance Sheet.  The parties hereto recognize that under
                 ---------------------
the Credit Facility, all banking, cash management and borrowing arrangements of the Controlled Corporation are consolidated under and with the Distributing Corporation, including, but not limited to, the remittance of all cash generated by the Controlled Corporation prior to the date hereof to a bank account under the name of the Distributing Corporation. A settlement of the Controlled Corporation's cash position shall be made between the Distributing Corporation and the Controlled Corporation in accordance with this Section.

               (a) Within 30 days after the date hereof, the Controlled Corporation shall deliver to the Distributing Corporation a draft balance sheet as of the date hereof, prepared on a basis consistent with the balance sheet as of May 31, 1998 attached hereto as Schedule 9.2 and using the format attached as Schedule 9.2. The Distributing
   ------------                                  ------------
Corporation and the Controlled Corporation acknowledge that they have approved the balance sheet as of May 31, 1998 attached hereto as Schedule 9.2. Also
                                                        ------------
within 30 days after the date hereof, the Controlled Corporation shall inform the Distributing Corporation of the proposed amount of net income or net loss of the Controlled Corporation (i) generated between June 1, 1998 to and including the date hereof and (ii) which does not relate to the Non-Grip Assets (i.e., the net income or net loss generated by the Controlled Corporation from its grip equipment business), which net income amount shall be calculated in accordance with generally accepted accounting principles, applied consistently with prior months of the calendar year 1998 (the "Interim Cash Amount"). The Distributing Corporation shall have 20 business days thereafter to review and propose any adjustment to the draft Closing balance sheet or the proposed Interim Cash Amount. In the event the parties are unable to agree to any proposed adjustments within 20 business days after the Distributing Corporation shall have proposed such adjustments, the parties shall mutually appoint Ernst & Young LLP ("Auditors") to resolve any such dispute. The draft Closing balance sheet shall be adjusted by the Auditors in accordance with the Auditors' determination and, as so adjusted, shall constitute the final Closing balance sheet. Similarly, the proposed Interim Cash Amount shall be adjusted by the Auditors in accordance with the Auditors' determination and, as so adjusted, shall constitute the final Interim Cash Amount. If the Controlled Corporation or the Distributing Corporation elects to include in the Closing balance sheet the income tax accounts which are allocable to the Controlled Corporation, then the Controlled Corporation and the Distributing Corporation shall mutually determine the amount of such income tax accounts and, in the event they shall fail to agree on such amount within the time periods set forth above in this Section 9.2, their disagreement shall be resolved by the Auditors in accordance with the procedure and time frame set forth above in this Section 9.2.

               (b) If the "Net Asset Value", being the excess of "total assets" over "total liabilities", calculated based on the final Closing balance sheet, exceeds $3,721,000 (subject to adjustment as set forth below), the Controlled Corporation shall remit an amount of cash equal to such excess to the Distributing Corporation or, alternatively, if the Net Asset Value shown on the final Closing balance sheet is less than $3,721,000 (subject to adjustment as set forth below), the Distributing Corporation shall remit an amount of cash equal to such difference to the Controlled Corporation. However, if the income tax accounts are included in the Closing balance sheet, the amount of $3,721,000 set forth above shall be increased by an amount equal to such income tax accounts.

               (c) Further, if the Interim Cash Amount is a negative number (i.e., a net loss was generated), the Controlled Corporation shall remit an amount of cash equal to the Interim Cash Amount to the Distributing Corporation or, alternatively, if the

Interim Cash Amount is a positive number then the Distributing Corporation shall remit an amount of cash equal to the Interim Cash Amount to the Controlled Corporation.

               (d) Each of the Controlled Corporation and the Distributing Corporation shall be responsible for its own costs and expenses in respect of any and all accounting and related reviews it may conduct in connection with this Section, provided that the Distributing Corporation and the Controlled Corporation shall each pay for one-half of the fees of the Auditors.

               (e) The Controlled Corporation shall, and the Recipient shall cause the Controlled Corporation to, make available to the Distributing Corporation and its agents and representatives all such books and records of the Controlled Corporation as may be reasonably necessary for the Distributing Corporation to review and verify the Interim Cash Amount and the Closing balance sheet.

          9.3    Performance of Obligations.  Following the Closing, the
                 --------------------------
Recipient shall cause the Controlled Corporation to, and the Controlled Corporation shall, perform and observe (a) all judgments, orders, writs, injunctions, decrees or awards to which the Controlled Corporation is subject on the date hereof, and (b) all contracts, leases, purchase commitments and agreements of the Controlled Corporation which will not be fully satisfied or discharged as of the date hereof (including, but not limited to, the real estate lease with Tirso George and Matilde George (as trustees) for 2311 Empire Avenue, Burbank, California, and the real estate lease with Harry D. Dickinson for 2031 North Lincoln Street, Burbank, California).

          9.4    Mutual Cooperation.  The Recipient, Phillips and the Controlled
                 ------------------
Corporation, on the one hand, and the Distributing Corporation, on the other hand, agree that following the Closing they shall take such actions and shall execute such documents as may be reasonably requested by the other party to carry out the purposes of the transactions contemplated hereby. In addition, in the event either the Recipient, Phillips and/or the Controlled Corporation, on the one hand, and the Distributing Corporation, on the other hand, shall be the subject of an audit or similar inquiry by the IRS, or any state taxing authority, in respect of the transactions contemplated hereby, the parties shall cooperate in the response to and defense of such audit or similar inquiry, with each party to bear its own costs and expenses incurred by reason of such cooperation and/or in responding to and defending such audit or similar inquiry.

                                   ARTICLE X
                                   ---------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          10.1   Taxes.    The Recipient shall pay all income, sales, use,
                 -----
stamp, transfer and like taxes, if any, required to be paid in connection with the receipt of the MSE Stock by the Recipient in exchange for the Phillips Stock, and the Distributing Corporation shall pay all income taxes, if any, required to be paid in connection with the Distributing Corporation's receipt of the Phillips Stock in exchange for the MSE Stock.

          10.2   Amendment and Modification.  This Agreement may be amended,
                 --------------------------
modified and supplemented by mutual consent of the parties hereto, with respect to any of the terms contained herein, only in such manner as may be agreed upon in writing by the parties.

          10.3   Waiver of Compliance.  After the Closing, any failure of (a)
                 --------------------
the Recipient, (b) Phillips or (c) the Controlled Corporation to comply with any obligation, covenant, agreement or condition herein may be waived only in writing by the Distributing Corporation, and any failure of the Distributing Corporation to comply with any obligation, covenant, agreement or condition herein may be waived only in writing by the Recipient or Phillips. Any such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          10.4   Expenses.  All costs and expenses incurred in connection with
                 --------
this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. The Distributing Corporation represents and warrants to the Recipient and Phillips, and the Recipient and Phillips represent and warrant to the Distributing Corporation that they, or any of them, have not dealt with any broker with respect to this transaction and shall indemnify the other party or parties against any claim by any other third person for any commission, brokerage, finder's fee or other payment based on any alleged agreement or understanding between them or it and such third person.

          10.5   Notices.  All notices, requests, demands and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given as follows:
          (a) if to the Recipient or Phillips, immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                    Phillips Associates, LLC and
                    Edward Phillips III
                    2405 Empire Avenue
                    Burbank, California  91504
                    Facsimile:  (818) 842-3179

               with a copy to:

                    Leon Lewitt, Esq.
                    Lewitt, Hackman, Hoefflin, Shapiro,
                      Marshall & Harlan
                    16633 Ventura Boulevard
                    11th Floor
                    Encino, California  91436-1870
                    Facsimile:  (818) 981-4764

or to such other person or persons as the Recipient or Phillips shall designate in writing, delivered to the Distributing Corporation in the manner provided in this Section 10.5.

               (b) if to the Distributing Corporation, immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                    Matthews Studio Equipment Group
                    3111 North Kenwood Street
                    Burbank, California   91505
                    Attention:  Mr. Carlos D. DeMattos
                    Facsimile:  (818) 525-5216
               with a copy to:

                    Francis W. Costello, Esq.
                    Whitman, Breed, Abbott & Morgan LLP
                    633 West Fifth Street
                    Twenty First Floor
                    Los Angeles, California 90071
                    Facsimile:  (213) 896-2450

or to such other person or persons as the Distributing Corporation shall designate in writing, delivered to the Recipient and Phillips in the manner provided in this Section 10.5.

          10.6   Public Statements.  Except for filings with governmental
                 -----------------
authorities or other announcements required by applicable law, no party hereto shall make any public statement or announcement regarding the transactions contemplated hereby other than with advance notice, together with a copy of the text thereof, to the other parties hereto.

          10.7   Assignment.  This Agreement and all the provisions hereof shall
                 ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.

          10.8   Governing Law.  This Agreement and the legal relations between
                 -------------
the parties hereto shall be governed by and construed in accordance with the laws of the State of California except insofar as federal law or the internal law of any other political entity or jurisdiction shall specifically and mandatorily apply to any of the transactions contemplated hereby.

          10.9   Survival of Representations and Warranties.  The
                 ------------------------------------------
representations and warranties of the parties contained in this

Agreement shall survive the Closing until the expiration of the applicable statute of limitations.

          10.10  Counterparts.  This Agreement may be executed simultaneously in
                 ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.11  Headings and Schedules.  The headings of the Sections and
                 ----------------------
Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

          10.12  Entire Agreement.  This Agreement, including the other
                 ----------------
agreements and documents expressly referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings amongst the parties with respect to such subject matter.

          10.13  Attorneys' Fees.  In the event of any litigation or other
                 ---------------
dispute arising between the parties as a result of or by reason of this Agreement, the prevailing party in any such litigation or other dispute shall be entitled to, in addition to any other damages assessed, its reasonable attorneys' fees, and all other costs and expenses incurred in connection with settling or resolving such dispute. The attorneys' fees which the prevailing party is entitled to recover shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This attorneys' fees provision is separate and several and shall survive the merger of this Agreement into any judgment.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MATTHEWS STUDIO EQUIPMENT GROUP



By: /s/ Carlos D. DeMattos
   -------------------------------
Name:  Carlos D. DeMattos
Title: Chairman of the Board
       Chief Executive Officer

MATTHEWS STUDIO EQUIPMENT, INC.



By: /s/ Carlos D. DeMattos
   -------------------------------
Name:  Carlos D. DeMattos
Title: Chief Financial Officer



    /s/ Edward Phillips III
----------------------------------
     EDWARD PHILLIPS III

PHILLIPS ASSOCIATES, LLC


By:  /s/ Edward Phillips III
     -----------------------------
Name:  Edward Phillips
Title: Managing Member

                                 Exhibit A to
                           Stock Exchange Agreement

                              AMENDMENT NO. 2 TO
                             EMPLOYMENT AGREEMENT


          This Amendment No. 2 to Employment Agreement ("Amendment") is entered into as of September 28, 1998, by and among (i) MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation ("Group"), (ii) MATTHEWS STUDIO EQUIPMENT, INC., a California corporation ("MSE"), and (iii) EDWARD PHILLIPS III, an individual ("Executive"), to amend that certain Employment Agreement dated as of July 1, 1995, among Group, MSE and Executive, as same has been amended by that First Amendment to Employment agreement among Group, MSE and Executive dated as of April 5, 1996 (collectively, "Agreement").


          1.   Distribution Transaction.  This Amendment is being entered into
               ------------------------
by the parties in connection with the Stock Exchange Agreement dated of even date herewith (the "Stock Exchange Agreement") among Group, MSE, Executive and Phillips Associates, LLC (the "LLC"), pursuant to which Group has distributed all of the issued and outstanding shares of capital stock in MSE to the LLC.

          2.   Mutual Release.  Subject to the provisions of Section 4 below,
               --------------
Group hereby releases Executive and his Affiliates (as such term is defined in the Stock Exchange Agreement) from any and all rights, claims or causes of action which Group may have against Executive under or arising out of the Agreement, including, but not limited to, the right to require Executive to render services to or for the benefit of MSE or Group. Executive hereby releases Group and all its current, former and future controlling shareholders, subsidiaries, Affiliates, directors, trustees, officers, employees, agents, attorneys, predecessors-in-interest, successors and assigns, from all rights, claims or causes of action which Executive may have against Group under or arising out of the Agreement, including, but not limited to, any and all claims of wrongful discharge or breach of contract, any and all claims for employee benefits, and any and all claims relating to the right to be retained as a consultant. Each of the Distributing Corporation and Executive expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California ("Section 1542"). Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the Distributing Corporation and Executive hereby acknowledges that it or he has had the opportunity to consult with its or his own counsel in respect of the foregoing release, including, but not limited to, the scope and meaning of Section 1542.

          3.   MSE Assumption.  MSE hereby agrees to be responsible for all
               --------------
obligations which Group would otherwise have to Executive under the Agreement, including, but not limited to, the obligations to make payments and provide benefits to Executive under the Agreement.

          4.   Director/Officer Indemnification.  Nothing in this Amendment
               --------------------------------
shall be deemed to be a release or waiver of any rights Executive may have for indemnification from Group or its insurers which Executive would otherwise have a right to assert due to his prior service as an officer and director of Group or any of its subsidiaries. Further, the releases set forth in Section 2 above shall not be deemed to affect or modify the parties' rights and obligations under the Indemnification Agreement dated of even date herewith among Group, MSE, the LLC and Executive.

          5.   Cancellation of Options.  Pursuant to the Stock Exchange
               -----------------------
Agreement, Executive hereby surrenders for cancellation by Group all of the options granted to Executive under the Agreement, which consist of options to purchase 200,000 shares of the common stock of Group.

          6.   Effect of Amendment.  Except as specifically provided in this
               -------------------
Amendment, the Agreement remains in full force and effect. Upon execution by all parties hereto of this Amendment, this Amendment shall become part of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this Amendment as of the date set forth above.

                                  MATTHEWS STUDIO EQUIPMENT GROUP



                                  By:   /s/ Carlos D. DeMattos
                                      -------------------------------
                                  Name: Carlos D. DeMattos
                                  Title: Chairman of the Board,
                                        Chief Executive Officer



                                  MATTHEWS STUDIO EQUIPMENT, INC.



                                  By:   /s/ Edward Phillips III
                                      -------------------------------
                                  Name: Edward Phillips III
                                  Title: President



                                      /s/ Edward Phillips III
                                  -----------------------------------
                                    EDWARD PHILLIPS III

                                 Exhibit B to
                           Stock Exchange Agreement

                           INDEMNIFICATION AGREEMENT

          This Indemnification Agreement ("Agreement") dated as of September 28, 1998, is made by and among (i) Matthews Studio Equipment Group, a California corporation ("Distributing Corporation"), (ii) Edward Phillips III, an individual ("Phillips"), (iii) Phillips Associates, LLC, a Delaware limited liability company (the "LLC"), and (iv) Matthews Studio Equipment, Inc., a California corporation ("Controlled Corporation"). Phillips, the LLC and the Controlled Corporation shall from time to time be referred to herein collectively as the "Phillips Parties" and individually as a "Phillips Party".

                                   RECITALS
                                   --------

          WHEREAS, the Distributing Corporation and the Phillips Parties have entered into a Stock Exchange Agreement dated of even date herewith (the "Stock Exchange Agreement"), pursuant to which the Distributing Corporation has distributed to the LLC all of the issued and outstanding shares of capital stock of the Controlled Corporation, in accordance with the terms of the Stock Exchange Agreement; and

          WHEREAS, the parties hereto desire to set forth their rights and obligations in respect of indemnification by the Distributing Corporation in favor of the Phillips Parties, and in respect of indemnification by the LLC in favor of the Distributing Corporation, in connection with the distribution of the Controlled Corporation to the LLC effected pursuant to the Stock Exchange Agreement (the "Distribution Transaction").

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

                                   AGREEMENT
                                   ---------

          1.   Definitions.  Capitalized terms used herein and not defined
               -----------
herein shall have the meaning given to them in the Stock Exchange Agreement.

          2.   Distributing Corporation's Indemnity.
               ------------------------------------

          (a) The Distributing Corporation hereby agrees to defend, indemnify and hold the Phillips Parties, the Controlled Corporation's directors and officers, and the Phillips Parties' other Affiliates harmless from and against any and all Losses (as defined below) related to or arising directly or indirectly out of any of the following:

               (1) Any inaccuracy or defect in any representa tion or warranty made by the Distributing Corporation in the Stock Exchange Agreement, provided that to the extent any specific representation or warranty is stated to be limited to the Knowledge of the Distributing Corporation, the Distributing Corporation's indemnification obligations are accordingly limited;

               (2) Any breach by the Distributing Corporation of any covenant, obligation or undertaking made by the Distributing Corporation in (A) the Stock Exchange Agreement, (B) the Amendment No. 2 to Employment Agreement dated of even date herewith among the Distributing Corporation, the Controlled Corporation and Phillips (the "Employment Agreement Amendment"), or (C) this Agreement;

               (3) Any claims asserted by shareholders of the Distributing Corporation or any other third-party that relate to (A) the propriety of the Distributing Corporation, the LLC and Phillips entering into the Distribution Transaction, unless such claims arose out of actions taken solely by one or both of the LLC or Phillips (other than the LLC's and Phillips' entry into the Stock Exchange Agreement and the consummation of the Distribution Transaction by the LLC and Phillips), or (B) the value of the consideration delivered by the LLC for the Distribution Transaction;

               (4) Any claims arising out of the Distributing Corporation's breach of its representations and warranties in the Stock Exchange Agreement relating to the Controlled Corporation's federal and state income tax obligations for periods which end prior to the Closing, except for taxes which as of the Closing are not yet due and have been accrued on the Controlled Corporation's books and records;

               (5) Any claims by Ernst & Young LLP ("E&Y") relating to the Statement of Facts and Representations delivered by the Controlled Corporation in connection with the opinion delivered by E&Y to the Distributing Corporation under Section 7.6 of the Stock Exchange Agreement; or

               (6) Any payment or other obligations under that certain Promissory Note dated as of October 31, 1997, made by the Controlled Corporation in favor of Entertainment Resources, Inc. ("Payee") in the original principal amount of $450,000 (the "Note"), except for any obligation resulting solely from an amendment or modification to (A) the Note, or (B) that certain Subordination Agreement dated as of October 31, 1997, made by the Controlled Corporation and the Payee in favor of The Chase Manhattan Bank, as Agent, if such amendment or modification is in violation of the terms of that certain letter agreement dated of even date herewith between the Controlled Corporation and the Distributing Corporation in respect of the Note.

          (b) The term "Losses" shall mean any and all liabilities, losses, damages (including special and punitive damages), fines, penalties, costs and expenses, including, without limitation, the fees and disbursements of counsel, of or incurred by a party covered by this Agreement, whether same are in the nature of breach of contract damages or relate to claims brought by a third-party against such party.

          (c) Notwithstanding the foregoing, the Distributing Corporation shall have no indemnification obligation with regard to the provisions of Section 2(a)(1) or (2) above to the extent any inaccuracy or defect, or any breach of covenant, obligation or undertaking, results solely from information provided to the Distributing Corporation (or its agents or representatives) by one or more of the Phillips Parties pursuant to the representations and warranties set forth in Article IV or Article V of the Stock Exchange Agreement, or from actions or inactions by one or more of the Phillips Parties.

          3.   LLC's Indemnity.  The LLC agrees to defend, indemnify and hold
               ---------------
the Distributing Corporation, its shareholders, directors, officers and other Affiliates harmless from and against any and all Losses related to or arising directly or indirectly out of any of the following:

               (a) Any inaccuracy or defect in any representa tion or warranty made by one or more of the Phillips Parties in the Stock Exchange Agreement, provided that to the extent any specific representation or warranty is stated to be limited to the Knowledge of a Phillips Party, the LLC's indemnification obligations are accordingly limited; or

               (b) Any breach by any Phillips Party of any covenant, obligation or undertaking made by one or more of them in the Stock Exchange Agreement, or the Employment Agreement Amendment.

          4.   Audit Defense Costs.
               -------------------

               (a) If the Internal Revenue Service or a state taxing authority determines, pursuant to an audit or similar inquiry, that the Distribution Transaction does not qualify as a tax-free transaction under Section 355 of the Internal Revenue Code, as amended, and such determination is due solely to one or more actions taken by the Distributing Corporation after the date hereof, then the Distributing Corporation shall reimburse the Phillips Parties for all reasonable costs and expenses (including the fees of tax advisors, accountants and attorneys) incurred by the Phillips Parties, or any of them, in defending or responding to an audit or similar inquiry of the Phillips Parties, or any one of them, by the Internal Revenue Service or a state taxing authority in respect of the Distribution Transaction.

               (b) If the Internal Revenue Service or a state taxing authority determines, pursuant to an audit or similar inquiry, that the Distribution Transaction does not qualify as a tax-free transaction under Section 355 of the Internal Revenue Code, as amended, and such determination is due solely to one or more actions taken by one or more of the Phillips Parties after the date hereof, then the LLC shall reimburse the Distributing Corporation for all reasonable costs and expenses (including the fees of tax advisors, accountants and attorneys) incurred by the Distributing Corporation in defending or responding to an audit or similar inquiry of the Distributing Corporation by the Internal Revenue Service or a state taxing authority in respect of the Distribution Transaction.

               (c) The parties' obligations in this Section 4 shall not in any manner be construed to impose on any party the obligation to reimburse or indemnify any party for any taxes or governmental assessments paid or payable due to the Distribution Transaction not qualifying as a tax-free transaction.

          5.   License Agreement.  The parties' indemnification obligations in
               -----------------
respect of the License Agreement dated of even date herewith between the Distributing Corporation and the Controlled Corporation are as set forth therein.

          6.   Third-Party Claims.
               ------------------

               (a) Any party (the "Aggrieved") may assert a right of indemnification against any other party (the "Indemnitor") in connection with any action, suit, proceeding, demand or claim at any time instituted against or made upon the Aggrieved which may result in Losses to the Aggrieved (a "Claim"). In such event, the Aggrieved shall notify the Indemnitor of such Claim and of the Aggrieved's claim of indemnification with respect thereto, provided that failure of the Aggrieved to give such notice shall not relieve the Indemnitor of its obligations under this Agreement, except to the extent, if at all, that the Indemnitor shall have been materially prejudiced by such failure to give notice. Upon receipt of such notice from the Aggrieved, the Indemnitor shall be entitled to participate in the defense of such Claim.

               (b) If and only if the Indemnitor confirms in writing that it shall indemnify the Aggrieved with respect to such Claim and posts a bond, insurance policy or other adequate security for the amount of such Claim, the Indemnitor may assume the defense of such Claim, and in the case of such an assumption the Indemnitor shall have the authority to negotiate, compromise and settle such Claim for the Aggrieved; provided, however, that the Indemnitor may not assume the defense of any Claim which demands equitable relief in whole or in part without the express written consent of the Aggrieved.

               (c) The Aggrieved shall retain the right to employ its own counsel and to participate in the defense of any Claim, the defense of which has been assumed by the Indemnitor pursuant to Section 6(b) hereof, but the Aggrieved shall bear and shall be solely responsible for its own costs and expenses in connection with such participation; provided, however, that the Aggrieved shall cooperate in all respects in the defense of the Claim, including refraining from taking any position adverse to the Indemnitor, whether or not the Aggrieved shall participate in the defense.

               (d) With respect to liquidated Claims, if within thirty (30) days the Indemnitor has not contested such Claim in writing, the Indemnitor shall pay the full amount thereof within ten (10) days after the expiration of such period.

          7.   Surviving Obligations.  The rights and duties of the parties
               ---------------------
under this Agreement shall remain in full force and effect until the expiration of the applicable statute of limitations.

          8.   Miscellaneous.
               -------------

               (a) This Agreement may be amended, modified and supplemented by mutual consent of the parties hereto, with respect to any of the terms contained herein, only in such manner as may be agreed upon in writing by the parties.

               (b) Any failure of the Phillips Parties to comply with any obligation, covenant, agreement or condition herein may be waived only in writing by the Distributing Corporation, and any failure of the Distributing Corporation to comply with any obligation, covenant, agreement or condition herein may be waived only in writing by the Phillips Parties. Any such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

               (c) All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given as follows:

                    (1) if to the Phillips Parties, immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                    Edward Phillips III
                    Phillips Associates, LLC
                    Matthews Studio Equipment, Inc.
                    2405 Empire Avenue
                    Burbank, California  91504
                    Facsimile:  (818) 842-3179

               with a copy to:

                    Leon Lewitt, Esq.
                    Lewitt, Hackman, Hoefflin, Shapiro,
                      Marshall & Harlan
                    16633 Ventura Boulevard
                    11th Floor
                    Encino, California  91436-1870
                    Facsimile:  (818) 981-4764

          or to such other person or persons as the Phillips Parties shall designate in writing, delivered to the Distributing Corporation in the manner provided in this Section.

                    (2) if to the Distributing Corporation immediately when delivered by hand or by confirmed facsimile transmission, or three (3) days after being mailed, certified mail with postage prepaid, to:

                    Matthews Studio Equipment Group
                    3111 North Kenwood Street
                    Burbank, California   91505
                    Attention:  Mr. Carlos D. DeMattos
                    Facsimile:  (818) 525-5216

               with a copy to:

                    Francis W. Costello, Esq.
                    Whitman, Breed, Abbott & Morgan LLP
                    633 West Fifth Street
                    Twenty First Floor
                    Los Angeles, California 90071
                    Facsimile:  (213) 896-2450

          or to such other person or persons as the Distributing Corporation shall designate in writing, delivered to the Phillips Parties in the manner provided in this Section.

               (d) This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

               (e) This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of California except insofar as federal law or the internal law of any other political entity or jurisdiction shall specifically and mandatorily apply to any of the transactions contemplated hereby.

               (f) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (g) The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

               (h) This Agreement, together with the Stock Exchange Agreement and the other agreements and documents expressly referred to in the Stock Exchange Agreement, contain the entire understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings amongst the parties with respect to such subject matter.

               (i) In the event of any litigation or other dispute arising between the parties as a result of or by reason of this Agreement, the prevailing party in any such litigation or other dispute shall be entitled to, in addition to any other damages assessed, its reasonable attorneys' fees, and all other costs and expenses incurred in connection with settling or resolving such dispute. The attorneys' fees which the prevailing party is entitled to recover shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This attorneys' fees provision is separate and several and shall survive the merger of this Agreement into any judgment.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MATTHEWS STUDIO EQUIPMENT GROUP


By:  /s/ Carlos D. DeMattos
     -----------------------------
Name: Carlos D. DeMattos
Title:  Chairman of the Board,
Chief Executive Officer



     /s/ Edward Phillips III
----------------------------------
     EDWARD PHILLIPS III



MATTHEWS STUDIO EQUIPMENT, INC.


By:    /s/ Edward Phillips III
   -------------------------------
Name: Edward Phillips III
Title: President



PHILLIPS ASSOCIATES, LLC


By:    /s/ Edward Phillips III
   -------------------------------
Name: Edward Phillips III
Title: Managing Member